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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported):  September 21, 2001
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                                 GENUITY INC.
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              (Exact Name of Registrant as Specified in Charter)

         DELAWARE                      000-30837                74-2864824
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

   225 Presidential Way, Woburn, MA                                    01801
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(Address of Principal Executive Offices)                             (Zip Code)


      Registrant's Telephone Number, including Area Code:  (781) 865-2000
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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On September 21, 2001, Genuity Inc., a Delaware corporation ("Genuity"), completed the initial closing of its public exchange offer for the outstanding shares of Integra S.A., a French societe anonyme. Genuity acquired approximately 75% of the outstanding shares of Integra. In exchange for these shares, as well as out-of-the-money stock options and warrants, Genuity issued 25,643,243 shares of its Class A Common Stock.

The holders of outstanding shares of Integra were entitled to three shares of Genuity Class A Common Stock for every four shares of Integra. The holders of out-of-the-money stock options and warrants were entitled to .068 shares of Genuity Class A Common Stock for each stock option or warrant exchanged.

On September 7, 2001, Genuity extended the period of its tender offer until September 20, 2001.

The shares of Genuity Class A Common Stock were issued in reliance upon Regulation S under the Securities Act of 1933 and will initially trade only on the Nouveau Marche. Until the first anniversary of the last date on which the shares of Genuity Class A Common Stock are issued in connection with the exchange offer, including the reopened period, the shares of Genuity Class A Common Stock issued in connection with the exchange offer, as well as all other issued shares of Class A Common Stock that trade on the Nouveau Marche, may not be resold, pledged, or otherwise hedged or transferred directly or indirectly in the United States or to U.S. Persons, as such term is defined in Regulation S under the Securities Act. In addition, all the shares of Genuity Class A Common Stock that are traded on the Nouveau Marche may not be resold, pledged, or otherwise hedged or transferred during the one year period following the termination of the restrictive period referred to in the preceding sentence, except in compliance with either Regulation S or Rule 144 under the Securities Act.

Genuity will file the required financial statements pursuant to Item 7 of Form 8-K on or prior to December 5, 2001.

A press release relating to these events is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.
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          99.1  Press Release dated September 24, 2001 of Genuity Inc.

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GENUITY INC.


                              By: /s/ Daniel P. O'Brien
                                 -------------------------------------
                                 Name:  Daniel P. O'Brien
                                 Title: Executive Vice President and
                                        Chief Financial Officer


Date:  September 28, 2001

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                                 EXHIBIT INDEX

Exhibit No.      Description of Exhibits                               Page
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                                                                         5
   99.1          Press Release dated September 24, 2001 of Genuity
                 Inc.

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